TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2020
Trade and other current payables [abstract]
TRADE AND OTHER PAYABLES
23.	TRADE AND OTHER PAYABLES

	December 31, 2020 US$’000	December 31, 2019 US$’000
Trade payables	7,103	7,833
Payroll taxes	688	519
Employee related social insurance	344	170
Accruals and other liabilities	8,850	8,133
Deferred income	4,445	292
Government COVID-19 loans (Note 4)	2,905	-

	24,335	16,947

Deferred income has increased in 2020 due to a change in the product mix and customer type, which created more uncertainty when applying IFRS 15 and in turn resulted in a higher deferral of income (for more information on the deferral of revenue, refer to Note 32, Revenue Recognition).

Government COVID-19 loans comprises funding received under the U.S. government’s Cares Act, specifically its Paycheck Protection Program. Two out of six Paycheck Protection Program (“PPP”) loans received by the Company, amounting to US$1,615,000, were forgiven during the year. The four loans which remained unforgiven at year end, totaling US$2,905,000, are treated as short term liabilities at December 31, 2020. Three of these loans were 100% forgiven in early 2021 and we are in the process of seeking forgiveness for the final remaining PPP loan which amounts to US$244,000.

Accruals and other liabilities includes US$194,000 (2019: US$1,307,000) relating to contracted licence payments and US$177,000, a related party current liability for the benefit of Ronan O’Caoimh (refer to Note 28 for more information).